UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

LEGG MASON

BATTERYMARCH

INTERNATIONAL

EQUITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch International Equity Trust for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board and President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Legg Mason Batterymarch International Equity Trust

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Legg Mason Batterymarch International Equity Trust	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Legg Mason Batterymarch International Equity Trust

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook, which was released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly above three percent in 2013, the same as in 2012. This is less than forecast in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

Legg Mason Batterymarch International Equity Trust	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September 2012, the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

VI	Legg Mason Batterymarch International Equity Trust

Performance review

For the six months ended June 30, 2013, Class C shares of Legg Mason Batterymarch International Equity Trust, excluding sales charges, returned 3.07%. The Fund’s unmanaged benchmark, MSCI EAFE Indexvi, returned 4.10% for the same period. The Lipper International Multi-Cap Core Funds Category Average1 returned 2.86% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Legg Mason Batterymarch International Equity Trust:
Class A	3.49%
Class C	3.07%
Class FI	3.53%
Class R	3.37%
Class I	3.62%
Class IS	3.79%
MSCI EAFE Index	4.10%
Lipper International Multi-Cap Core Funds Category Average[1]	2.86%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.42%, 2.08%, 1.47%, 1.72%, 1.00% and 0.93%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares and 1.10% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 329 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch International Equity Trust	VII

Investment commentary (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. As 2013 began, there were concerns about the “fiscal cliff” and its potential impact on the economy. While this and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during the first five months of the reporting period. The market then experienced a modest setback in June 2013, due to concerns related to the tapering of the Fed’s asset purchase program. However, for the six months ended June 30, 2013, the S&P 500 Indexvii gained 13.82%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended June 30, 2013, with the Russell 2000 Indexviii gaining 15.86%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexix , returned 13.91% and the Russell Midcap Indexx returned 15.45%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxi and Russell 3000 Valuexii Indices, returned 12.23% and 15.78%, respectively.

Q. How did the international stock markets perform during the reporting period?

A. The international developed stock market, as measured by the MSCI EAFE Index posted a positive return but underperformed the S&P 500 Index during the six months ended June 30, 2013, gaining 4.10%. Emerging market equities, in contrast, produced very weak results, as the MSCI Emerging Markets Indexxiii fell 9.57%. Emerging market equities performed poorly given weakening global growth, concerns regarding China’s ability to orchestrate a “soft landing “for its economy, generally falling commodity prices and rising U.S. interest rates.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more

VIII	Legg Mason Batterymarch International Equity Trust

developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.
vi	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.
vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

[x]

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

xi

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Legg Mason Batterymarch International Equity Trust	IX

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Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A	3.49%	$1,000.00	$1,034.90	1.35%	$6.81	Class A	5.00%	$1,000.00	$1,018.10	1.35%	$6.76
Class C	3.07	1,000.00	1,030.70	2.10	10.57	Class C	5.00	1,000.00	1,014.38	2.10	10.49
Class FI	3.53	1,000.00	1,035.30	1.35	6.81	Class FI	5.00	1,000.00	1,018.10	1.35	6.76
Class R	3.37	1,000.00	1,033.70	1.60	8.07	Class R	5.00	1,000.00	1,016.86	1.60	8.00
Class I	3.62	1,000.00	1,036.20	1.01	5.10	Class I	5.00	1,000.00	1,019.79	1.01	5.06
Class IS	3.79	1,000.00	1,037.90	0.92	4.65	Class IS	5.00	1,000.00	1,020.23	0.92	4.61

2	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2013

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Common Stocks — 97.6%
Consumer Discretionary — 12.4%
Auto Components — 3.0%
Aisin Seiki Co., Ltd.	22,000	$841,803
Continental AG	13,611	1,817,739
Koito Manufacturing Co., Ltd.	62,000	1,184,614
NHK Spring Co., Ltd.	110,400	1,280,097
Stanley Electric Co., Ltd.	38,000	740,230
Valeo SA	14,085	885,244
Yokohama Rubber Co., Ltd.	134,000	1,347,025
Total Auto Components		8,096,752
Automobiles — 3.2%
Fuji Heavy Industries Ltd.	87,000	2,144,737
Honda Motor Co., Ltd.	25,400	943,728
Hyundai Motor Co.	6,261	1,236,247
Toyota Motor Corp.	71,275	4,304,671
Total Automobiles		8,629,383
Hotels, Restaurants & Leisure — 0.5%
Paddy Power PLC	10,956	940,077
SJM Holdings Ltd.	224,000	539,491
Total Hotels, Restaurants & Leisure		1,479,568
Household Durables — 1.8%
Barratt Developments PLC	314,342	1,480,192	*
Electrolux AB	50,800	1,283,238
Persimmon PLC	51,248	920,538
Sekisui Chemical Co., Ltd.	119,000	1,263,430
Total Household Durables		4,947,398
Internet & Catalog Retail — 0.2%
Dena Co., Ltd.	24,700	485,134
Leisure Equipment & Products — 0.4%
Namco Bandai Holdings Inc.	65,700	1,066,515
Media — 0.8%
British Sky Broadcasting Group PLC	47,129	567,712
Reed Elsevier NV	64,177	1,069,260
Wolters Kluwer NV	28,806	609,487
Total Media		2,246,459
Multiline Retail — 0.2%
Canadian Tire Corp., Ltd., Class A Shares	7,800	587,243

See Notes to Financial Statements.

4	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Specialty Retail — 0.6%
Nitori Holdings Co., Ltd.	9,050	$729,986
SHIMAMURA Co., Ltd.	6,900	838,324
Total Specialty Retail		1,568,310
Textiles, Apparel & Luxury Goods — 1.7%
Adidas-Salomon AG	16,228	1,756,180
Compagnie Financiere Richemont SA, Class A Shares	13,729	1,214,396
Swatch Group AG	1,712	937,064
Yue Yuen Industrial Holdings Ltd.	220,000	568,718
Total Textiles, Apparel & Luxury Goods		4,476,358
Total Consumer Discretionary		33,583,120
Consumer Staples — 8.5%
Beverages — 0.9%
Anheuser-Busch InBev NV	17,425	1,551,170
Diageo PLC	33,322	952,805
Total Beverages		2,503,975
Food & Staples Retailing — 2.4%
Carrefour SA	52,500	1,443,952
Distribuidora Internacional de Alimentacion SA	178,898	1,352,931
Koninklijke Ahold NV	112,607	1,676,083
Metro Inc., Class A Shares	13,900	931,513
Tesco PLC	232,445	1,171,622
Total Food & Staples Retailing		6,576,101
Food Products — 3.2%
Nestle SA, Registered Shares	64,492	4,229,823
Toyo Suisan Kaisha Ltd.	34,000	1,131,277
Unilever NV, CVA	80,597	3,174,023
Total Food Products		8,535,123
Tobacco — 2.0%
British American Tobacco PLC	59,660	3,055,664
Japan Tobacco Inc.	34,600	1,222,757
Swedish Match AB	32,700	1,161,013
Total Tobacco		5,439,434
Total Consumer Staples		23,054,633
Energy — 8.2%
Energy Equipment & Services — 0.8%
Petroleum Geo-Services ASA	67,525	822,615
ShawCor Ltd.	22,600	893,083
TGS Nopec Geophysical Co. ASA	20,808	604,610
Total Energy Equipment & Services		2,320,308

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Oil, Gas & Consumable Fuels — 7.4%
BG Group PLC	51,829	$881,706
BP PLC	411,669	2,850,447
Cairn Energy PLC	225,500	868,067	*
Caltex Australia Ltd.	40,831	674,023
Eni SpA	74,188	1,523,824
Idemitsu Kosan Co., Ltd.	12,400	953,942
Inpex Holdings Inc.	157	655,354
JX Holdings Inc.	231,300	1,121,751
OMV AG	27,026	1,220,690
Royal Dutch Shell PLC, Class A Shares	82,389	2,632,245
Royal Dutch Shell PLC, Class B Shares	102,195	3,382,232
Suncor Energy Inc.	27,400	807,645
Total SA	49,359	2,409,625
Total Oil, Gas & Consumable Fuels		19,981,551
Total Energy		22,301,859
Financials — 28.5%
Capital Markets — 1.9%
Credit Suisse Group AG, Registered Shares	43,852	1,162,980
Daiwa Securities Group Inc.	189,000	1,587,386
Nomura Holdings Inc.	244,400	1,801,335
UBS AG, Registered Shares	39,726	676,295	*
Total Capital Markets		5,227,996
Commercial Banks — 13.7%
Aozora Bank Ltd.	365,000	1,140,855
Australia & New Zealand Banking Group Ltd.	80,128	2,094,373
Banco Bilbao Vizcaya Argentaria SA	123,456	1,035,689
Banco Santander SA	181,194	1,156,142
Bank of Ayudhya Public Co., Ltd., NVDR	980,400	1,122,173
Barclays PLC	288,489	1,221,775
BNP Paribas SA	21,119	1,153,873
BOC Hong Kong Holdings Ltd.	252,000	774,905
Commonwealth Bank of Australia	24,762	1,566,656
Credit Agricole SA	149,614	1,285,901	*
DNB NOR ASA	107,200	1,552,140
HSBC Holdings PLC	356,492	3,697,847
ICICI Bank Ltd., ADR	24,300	929,475
Mitsubishi UFJ Financial Group Inc.	130,400	804,646
Mizuho Financial Group Inc.	551,400	1,145,275

See Notes to Financial Statements.

6	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Commercial Banks — continued
Nordea Bank AB	106,700	$1,193,317
OTP Bank PLC	47,900	1,005,169
Sberbank of Russia, ADR	67,604	770,010
Shinsei Bank Ltd.	342,000	775,862
SinoPac Holdings Co., Ltd.	2,302,000	1,094,508
Skandinaviska Enskilda Banken AB	173,823	1,661,481
Societe Generale	36,024	1,237,912
Standard Chartered PLC	48,217	1,046,499
State Bank of India, GDR	11,400	762,660
Sumitomo Mitsui Financial Group Inc.	45,300	2,078,191
Svenska Handelsbanken AB	25,289	1,015,165
Swedbank AB, Class A Shares	44,822	1,027,963
Turkiye Is Bankasi, Class C Shares	150,382	444,433
VTB Bank OJSC	137,659,968	196,578	(a)
VTB Bank OJSC, GDR	288,000	817,920
Westpac Banking Corp.	51,183	1,351,856
Total Commercial Banks		37,161,249
Consumer Finance — 0.5%
ORIX Corp.	90,700	1,239,146
Diversified Financial Services — 0.9%
London Stock Exchange Group PLC	67,900	1,380,753
Pohjola Bank PLC	70,323	1,033,440
Total Diversified Financial Services		2,414,193
Insurance — 9.6%
Admiral Group PLC	58,609	1,182,905
Ageas	29,500	1,035,804
AIA Group Ltd.	355,800	1,506,957
Allianz AG, Registered Shares	18,022	2,633,197
Aviva PLC	160,091	826,893
AXA SA	65,772	1,292,314
CNP Assurances	46,132	662,026
Dai-ichi Life Insurance Co., Ltd.	622	898,068
Gjensidige Forsikring ASA	55,411	815,062
Hannover Rueckversicherung AG	14,793	1,065,203
Legal & General Group PLC	421,734	1,099,422
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	11,983	2,205,510
PICC Property & Casualty Co., Ltd.	546,000	616,675
Prudential PLC	92,171	1,507,015
Sanlam Ltd.	156,618	728,821

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Insurance — continued
SCOR SE	50,201	$1,540,487
Sony Financial Holdings Inc.	59,300	936,914
Standard Life PLC	235,745	1,239,529
Swiss Re AG	11,363	845,714	*
T&D Holdings Inc.	97,400	1,310,058
Tokio Marine Holdings Inc.	30,600	970,327
Zurich Insurance Group AG	3,661	949,600	*
Total Insurance		25,868,501
Real Estate Investment Trusts (REITs) — 0.2%
GPT Group	191,702	673,233
Real Estate Management & Development — 1.7%
China Overseas Land & Investment Ltd.	428,000	1,117,450
Sun Hung Kai Properties Ltd.	84,000	1,084,108
Tokyu Land Corp.	109,000	1,000,101
Wheelock & Co., Ltd.	258,000	1,290,657
Total Real Estate Management & Development		4,492,316
Total Financials		77,076,634
Health Care — 10.4%
Health Care Equipment & Supplies — 0.5%
Coloplast A/S, Class B Shares	23,660	1,326,671
Health Care Providers & Services — 2.0%
Alfresa Holdings Corp.	16,300	872,686
Medipal Holdings Corp.	89,000	1,206,050
Miraca Holdings Inc.	28,600	1,314,943
Ramsay Health Care Ltd.	39,273	1,286,192
Suzuken Co., Ltd.	23,500	791,389
Total Health Care Providers & Services		5,471,260
Pharmaceuticals — 7.9%
Bayer AG, Registered Shares	24,301	2,591,559
GlaxoSmithKline PLC	98,976	2,480,858
Merck KGaA	10,500	1,599,760
Novartis AG, Registered Shares	42,799	3,040,403
Novo Nordisk A/S, Class B Shares	11,917	1,857,189
Roche Holding AG	19,490	4,849,029
Sanofi	28,383	2,941,538
Shionogi & Co., Ltd.	63,500	1,325,318
Teva Pharmaceutical Industries Ltd., ADR	18,500	725,200
Total Pharmaceuticals		21,410,854
Total Health Care		28,208,785

See Notes to Financial Statements.

8	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Industrials — 11.6%
Aerospace & Defense — 1.9%
Cobham PLC	340,309	$1,356,611
European Aeronautic Defence & Space Co.	27,026	1,444,600
Finmeccanica SpA	88,895	445,253	*
Qinetiq Group PLC	338,610	929,076
Thales SA	17,666	824,943
Total Aerospace & Defense		5,000,483
Air Freight & Logistics — 0.5%
Deutsche Post AG	53,400	1,327,257
Airlines — 0.8%
easyJet PLC	52,920	1,043,133
Japan Airlines Co., Ltd.	22,600	1,162,129
Total Airlines		2,205,262
Construction & Engineering — 1.7%
China Railway Construction Corp., Class H Shares	1,062,000	922,877
Daelim Industrial Co.	9,438	717,323
Eiffage SA	14,563	683,076
Taisei Corp.	364,000	1,317,564
Vinci SA	20,215	1,014,492
Total Construction & Engineering		4,655,332
Electrical Equipment — 0.0%
Legrand SA	248	11,505
Industrial Conglomerates — 1.3%
DCC PLC	35,053	1,370,166
Siemens AG, Registered Shares	22,235	2,247,360
Total Industrial Conglomerates		3,617,526
Machinery — 1.3%
Andritz AG	19,763	1,014,188
Hino Motors Ltd.	108,000	1,585,481
Tata Motors Ltd., ADR	40,500	949,320
Total Machinery		3,548,989
Marine — 0.6%
AP Moller—Maersk A/S	128	916,759
Kawasaki Kisen Kaisha Ltd.	356,000	725,065
Total Marine		1,641,824
Road & Rail — 1.2%
Central Japan Railway Co.	14,500	1,773,392
East Japan Railway Co.	20,400	1,585,844
Total Road & Rail		3,359,236

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Trading Companies & Distributors — 2.3%
Ashtead Group PLC	150,596	$1,478,511
Itochu Corp.	147,200	1,699,375
Marubeni Corp.	237,000	1,584,301
Sojitz Corp.	853,100	1,419,253
Total Trading Companies & Distributors		6,181,440
Total Industrials		31,548,854
Information Technology — 4.1%
Computers & Peripherals — 0.6%
NEC Corp.	700,000	1,531,559
Electronic Equipment, Instruments & Components — 1.2%
AU Optronics Corp.	2,601,000	945,945	*
InnoLux Display Corp.	1,962,000	978,676	*
Omron Corp.	48,200	1,434,628
Total Electronic Equipment, Instruments & Components		3,359,249
Internet Software & Services — 0.8%
Mail.ru Group Ltd., GDR	27,600	791,016
Yahoo Japan Corp.	2,817	1,388,902
Total Internet Software & Services		2,179,918
IT Services — 0.5%
Amadeus IT Holding SA, Class A Shares	42,499	1,358,353
Semiconductors & Semiconductor Equipment — 0.4%
NXP Semiconductors NV	34,600	1,071,908	*
Software — 0.6%
Aveva Group PLC	16,461	564,319
SAP AG	12,985	950,902
Total Software		1,515,221
Total Information Technology		11,016,208
Materials — 7.0%
Chemicals — 2.9%
Arkema	5,982	549,179
BASF SE	24,714	2,207,756
Daicel Corp.	170,000	1,489,514
Johnson Matthey PLC	21,685	866,761
Mitsubishi Chemical Holdings Corp.	213,500	1,003,136
PTT Global Chemical PCL, NVDR	406,900	905,243
Yara International ASA	21,956	875,442
Total Chemicals		7,897,031
Construction Materials — 0.2%
James Hardie Industries PLC	55,491	476,536

See Notes to Financial Statements.

10	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

Legg Mason Batterymarch International Equity Trust

Security	Shares	Value
Containers & Packaging — 0.3%
Amcor Ltd.	84,768	$786,099
Metals & Mining — 3.6%
Antofagasta PLC	63,700	770,232
ArcelorMittal	32,646	364,341
BHP Billiton Ltd.	60,955	1,748,764
BHP Billiton PLC	55,567	1,421,536
Glencore Xstrata PLC	167,555	693,554
JFE Holdings Inc.	48,100	1,055,794
Rio Tinto PLC	33,429	1,364,140
Sterlite Industries India Ltd., ADR	113,900	665,176
Sumitomo Metal Mining Co., Ltd.	50,000	557,572
Voestalpine AG	30,291	1,069,689
Total Metals & Mining		9,710,798
Total Materials		18,870,464
Telecommunication Services — 4.4%
Diversified Telecommunication Services — 2.7%
Deutsche Telekom AG, Registered Shares	119,219	1,391,046
Nippon Telegraph & Telephone Corp.	31,600	1,637,669
Telecom Corp. of New Zealand Ltd.	309,013	538,806
Telefonica SA	121,357	1,555,158	*
Telenor ASA	48,600	963,303
Telstra Corp., Ltd.	263,576	1,149,825
Total Diversified Telecommunication Services		7,235,807
Wireless Telecommunication Services — 1.7%
America Movil SAB de CV, Series L Shares, ADR	45,000	978,750
MegaFon OAO, GDR	41,200	1,287,500	*
Rogers Communications Inc., Class B Shares	13,300	521,023
Vodafone Group PLC	673,386	1,923,934
Total Wireless Telecommunication Services		4,711,207
Total Telecommunication Services		11,947,014
Utilities — 2.5%
Electric Utilities — 0.8%
Cheung Kong Infrastructure Holdings Ltd.	166,000	1,110,798
E.ON SE	62,200	1,020,938
Total Electric Utilities		2,131,736
Gas Utilities — 1.0%
Gas Natural SDG SA	56,342	1,135,998
Osaka Gas Co., Ltd.	355,000	1,499,748
Total Gas Utilities		2,635,746

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Batterymarch International Equity Trust

Security			Shares	Value
Multi-Utilities — 0.7%
Centrica PLC			156,680	$858,365
GDF Suez			58,635	1,148,268
Total Multi-Utilities				2,006,633
Total Utilities				6,774,115
Total Common Stocks (Cost — $236,137,921)				264,381,686
Preferred Stocks — 1.0%
Consumer Discretionary — 0.4%
Media — 0.4%
ProSiebenSat.1 Media AG			26,729	1,148,825	*
Financials — 0.2%
Commercial Banks — 0.2%
Itau Unibanco Holding SA			34,870	449,597
Utilities — 0.4%
Electric Utilities — 0.4%
Companhia Energetica de Minas Gerais			107,000	954,745
Total Preferred Stocks (Cost — $2,544,038)				2,553,167
Total Investments before Short-Term Investments (Cost — $238,681,959)				266,934,853

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.6%
Repurchase Agreements — 0.6%
Interest in $1,050,000,000 joint tri-party repurchase agreement dated 6/28/13 with RBS Securities Inc.; Proceeds at maturity — $1,770,015; (Fully collateralized by various U.S. government obligations, 0.250% to 2.125% due 11/30/14 to 3/31/18; Market value — $1,805,403) (Cost—$1,770,000)	0.100%	7/1/13	$1,770,000	1,770,000
Total Investments — 99.2% (Cost — $240,451,959#)				268,704,853
Other Assets in Excess of Liabilities — 0.8%				2,088,081
Total Net Assets — 100.0%				$270,792,934

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)
GDR	— Global Depositary Receipts
NVDR	— Non Voting Depositary Receipt

See Notes to Financial Statements.

12	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

Legg Mason Batterymarch International Equity Trust

Summary of Investments by Country (unaudited)**
Japan	25.3%
United Kingdom	15.3
Germany	8.9
France	7.6
Switzerland	6.9
Netherlands	5.1
Australia	4.2
Spain	2.8
Sweden	2.7
Hong Kong	2.3
Norway	2.1
Denmark	1.5
Russia	1.4
Canada	1.4
China	1.3
India	1.2
Austria	1.2
Taiwan	1.1
Ireland	1.0
Belgium	1.0
Thailand	0.8
Italy	0.7
South Korea	0.7
Brazil	0.5
Finland	0.4
Hungary	0.4
Mexico	0.4
South Africa	0.3
Israel	0.3
New Zealand	0.2
Turkey	0.2
Luxembourg	0.1
Short — Term Investments	0.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of June 30, 2013 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $240,451,959)	$268,704,853
Foreign currency, at value (Cost — $781,983)	775,652
Cash	939
Dividends receivable	808,940
Receivable for securities sold	674,968
Receivable for Fund shares sold	516,605
Prepaid expenses	44,394
Total Assets	271,526,351

Liabilities:
Payable for Fund shares repurchased	286,358
Investment management fee payable	171,200
Service and/or distribution fees payable	58,174
Accrued expenses	217,685
Total Liabilities	733,417
Total Net Assets	$270,792,934

Net Assets:
Par value (Note 7)	$212
Paid-in capital in excess of par value	570,084,550
Undistributed net investment income	3,024,237
Accumulated net realized loss on investments and foreign currency transactions	(330,545,110)
Net unrealized appreciation on investments and foreign currencies	28,229,045
Total Net Assets	$270,792,934

Shares Outstanding:
Class A	412,640
Class C	5,216,076
Class FI	652,496
Class R	35,519
Class I	1,478,384
Class IS	13,388,846

Net Asset Value:
Class A (and redemption price)	$12.48
Class C*	$12.46
Class FI (and redemption price)	$12.91
Class R (and redemption price)	$12.89
Class I (and redemption price)	$12.91
Class IS (and redemption price)	$12.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.24

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Dividends	$6,374,332
Interest	1,654
Less: Foreign taxes withheld	(551,105)
Total Investment Income	5,824,881

Expenses:
Investment management fee (Note 2)	1,040,583
Service and/or distribution fees (Notes 2 and 5)	371,705
Transfer agent fees (Note 5)	103,714
Registration fees	45,708
Custody fees	40,012
Trustees’ fees	38,134
Legal fees	29,685
Audit and tax	21,563
Fund accounting fees	20,811
Shareholder reports	17,513
Insurance	3,421
Fees recaptured by investment manager (Note 2)	151
Miscellaneous expenses	10,072
Total Expenses	1,743,072
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(9,313)
Net Expenses	1,733,759
Net Investment Income	4,091,122

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	8,699,277
Foreign currency transactions	(2,947,807)
Net Realized Gain	5,751,470
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	84,632
Foreign currencies	(279,526)
Change in Net Unrealized Appreciation (Depreciation)	(194,894)
Net Gain on Investments and Foreign Currency Transactions	5,556,576
Increase in Net Assets From Operations	$9,647,698

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$4,091,122	$5,632,436
Net realized gain (loss)	5,751,470	(8,310,719)
Change in net unrealized appreciation (depreciation)	(194,894)	38,139,131
Increase in Net Assets From Operations	9,647,698	35,460,848

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(700,020)	(5,966,604)
Decrease in Net Assets From Distributions to Shareholders	(700,020)	(5,966,604)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	22,514,827	40,770,471
Reinvestment of distributions	665,410	5,647,572
Cost of shares repurchased	(28,368,038)	(99,134,648)
Decrease in Net Assets From Fund Share Transactions	(5,187,801)	(52,716,605)
Increase (Decrease) in Net Assets	3,759,877	(23,222,361)

Net Assets:
Beginning of period	267,033,057	290,255,418
End of period*	$270,792,934	$267,033,057
* Includes undistributed (overdistributed) net investment income, respectively, of:	$3,024,237	$(366,865)

See Notes to Financial Statements.

16	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1,2]	2013[3]	2012	2011	2010	2009[4]

Net asset value, beginning of period	$12.09	$10.92	$12.80	$11.98	$9.20

Income (loss) from operations:
Net investment income	0.18	0.23	0.25	0.17	0.23
Net realized and unrealized gain (loss)	0.24	1.21	(1.86)	0.90	2.80
Total income (loss) from operations	0.42	1.44	(1.61)	1.07	3.03

Less distributions from:
Net investment income	(0.03)	(0.27)	(0.27)	(0.25)	(0.25)
Total distributions	(0.03)	(0.27)	(0.27)	(0.25)	(0.25)

Net asset value, end of period	$12.48	$12.09	$10.92	$12.80	$11.98
Total return[5]	3.49%	13.23%	(12.54)%	8.95%	32.94%

Net assets, end of period (000s)	$5,151	$5,142	$5,753	$7,583	$9,322

Ratios to average net assets:
Gross expenses	1.39%[6]	1.42%	1.34%[7]	1.32%	1.19%[6]
Net expenses[8,9]	1.35 [6,10]	1.35 [10]	1.34 [7]	1.28 [10]	1.19 [6,10]
Net investment income	2.85 [6]	1.98	2.00	1.44	2.40 [6]

Portfolio turnover rate	30%	67%	58%	92%	123%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1,2,3]	2013[4]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.12	$10.93	$12.82	$12.00	$10.16	$19.31

Income (loss) from operations:
Net investment income	0.13	0.15	0.17	0.08	0.16	0.29
Net realized and unrealized gain (loss)	0.24	1.22	(1.87)	0.90	1.84	(9.16)
Total income (loss) from operations	0.37	1.37	(1.70)	0.98	2.00	(8.87)

Less distributions from:
Net investment income	(0.03)	(0.18)	(0.19)	(0.16)	(0.16)	(0.28)
Total distributions	(0.03)	(0.18)	(0.19)	(0.16)	(0.16)	(0.28)

Net asset value, end of period	$12.46	$12.12	$10.93	$12.82	$12.00	$10.16
Total return[5]	3.07%	12.52%	(13.22)%	8.13%	19.65%	(45.95)%

Net assets, end of period (000s)	$65,013	$72,504	$84,442	$136,014	$163,709	$192,768

Ratios to average net assets:
Gross expenses	2.11%[6]	2.08%	2.05%[7]	2.03%	1.96%	1.92%
Net expenses[8,9]	2.10 [6,10]	2.08	2.05 [7]	2.03 [10]	1.95 [10]	1.92 [10]
Net investment income	2.05 [6]	1.28	1.35	0.66	1.54	1.86

Portfolio turnover rate	30%	67%	58%	92%	123%	114%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the six months ended June 30, 2013 (unaudited).

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2,3]	2013[4]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.50	$11.28	$13.21	$12.36	$10.47	$20.01

Income (loss) from operations:
Net investment income	0.19	0.24	0.27	0.19	0.25	0.40
Net realized and unrealized gain (loss)	0.25	1.25	(1.92)	0.91	1.88	(9.51)
Total income (loss) from operations	0.44	1.49	(1.65)	1.10	2.13	(9.11)

Less distributions from:
Net investment income	(0.03)	(0.27)	(0.28)	(0.25)	(0.24)	(0.43)
Total distributions	(0.03)	(0.27)	(0.28)	(0.25)	(0.24)	(0.43)

Net asset value, end of period	$12.91	$12.50	$11.28	$13.21	$12.36	$10.47
Total return[5]	3.53%	13.26%	(12.49)%	8.92%	20.35%	(45.54)%

Net assets, end of period (000s)	$8,421	$9,420	$9,514	$12,787	$25,798	$32,050

Ratios to average net assets:
Gross expenses	1.43%[6,7]	1.47%[7]	1.34%	1.27%	1.28%	1.22%
Net expenses[8,9]	1.35 [6,7,10]	1.35 [7,10]	1.31 [10]	1.27	1.28	1.22
Net investment income	2.88 [6]	1.99	2.08	1.54	2.38	2.51

Portfolio turnover rate	30%	67%	58%	92%	123%	114%

[1]	On October 5, 2009, Financial Intermediary shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the six months ended June 30, 2013 (unaudited).

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1,2]	2013[3]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.50	$11.28	$13.22	$12.37	$10.47	$19.95

Income (loss) from operations:
Net investment income	0.18	0.21	0.27	0.14	0.22	0.34
Net realized and unrealized gain (loss)	0.24	1.26	(1.97)	0.92	1.88	(9.47)
Total income (loss) from operations	0.42	1.47	(1.70)	1.06	2.10	(9.13)

Less distributions from:
Net investment income	(0.03)	(0.25)	(0.24)	(0.21)	(0.20)	(0.35)
Total distributions	(0.03)	(0.25)	(0.24)	(0.21)	(0.20)	(0.35)

Net asset value, end of period	$12.89	$12.50	$11.28	$13.22	$12.37	$10.47
Total return[4]	3.37%	13.06%	(12.81)%	8.56%	20.06%	(45.80)%

Net assets, end of period (000s)	$458	$311	$267	$1,164	$1,898	$2,598

Ratios to average net assets:
Gross expenses	1.69%[5]	1.72%[6]	1.94%[6]	1.74%	1.89%	1.71%
Net expenses[7,8,9]	1.60 [5]	1.58 [6]	1.58 [6]	1.60	1.60	1.60
Net investment income	2.77 [5]	1.73	2.02	1.13	2.08	2.17

Portfolio turnover rate	30%	67%	58%	92%	123%	114%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2,3]	2013[4]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.48	$11.26	$13.19	$12.33	$10.44	$19.99

Income (loss) from operations:
Net investment income	0.21	0.30	0.30	0.21	0.28	0.53
Net realized and unrealized gain (loss)	0.25	1.23	(1.92)	0.95	1.90	(9.60)
Total income (loss) from operations	0.46	1.53	(1.62)	1.16	2.18	(9.07)

Less distributions from:
Net investment income	(0.03)	(0.31)	(0.31)	(0.30)	(0.29)	(0.48)
Total distributions	(0.03)	(0.31)	(0.31)	(0.30)	(0.29)	(0.48)

Net asset value, end of period	$12.91	$12.48	$11.26	$13.19	$12.33	$10.44
Total return[5]	3.62%	13.70%	(12.22)%	9.36%	20.87%	(45.38)%

Net assets, end of period (000s)	$19,089	$20,448	$48,464	$83,879	$89,298	$85,952

Ratios to average net assets:
Gross expenses	1.01%[6]	1.00%	0.98%	0.96%	0.91%	0.86%
Net expenses[7,8]	1.01 [6]	1.00	0.98	0.96 [9]	0.90 [9]	0.86 [9]
Net investment income	3.18 [6]	2.55	2.30	1.74	2.58	3.06

Portfolio turnover rate	30%	67%	58%	92%	123%	114%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the six months ended June 30, 2013 (unaudited).

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2,3]	2013[4]	2012	2011	2010	2009	2008[5]

Net asset value, beginning of period	$12.46	$11.25	$13.18	$12.33	$10.44	$16.48

Income (loss) from operations:
Net investment income	0.22	0.28	0.32	0.23	0.28	0.11
Net realized and unrealized gain (loss)	0.25	1.26	(1.93)	0.93	1.91	(5.69)
Total income (loss) from operations	0.47	1.54	(1.61)	1.16	2.19	(5.58)

Less distributions from:
Net investment income	(0.03)	(0.33)	(0.32)	(0.31)	(0.30)	(0.46)
Total distributions	(0.03)	(0.33)	(0.32)	(0.31)	(0.30)	(0.46)

Net asset value, end of period	$12.90	$12.46	$11.25	$13.18	$12.33	$10.44
Total return[6]	3.79%	13.68%	(12.14)%	9.37%	20.92%	(33.81)%

Net assets, end of period (000s)	$172,661	$159,208	$141,815	$158,699	$284,206	$234,531

Ratios to average net assets:
Gross expenses	0.92%[7,8]	0.93%	0.89%	0.88%	0.86%	0.85%[7]
Net expenses[9,10]	0.92 [7,8]	0.93 [11]	0.89	0.88	0.86	0.85 [7]
Net investment income	3.30 [7]	2.35	2.47	1.92	2.57	2.25 [7]

Portfolio turnover rate	30%	67%	58%	92%	123%	114%

[1]	As of October 5, 2009, Institutional Select Class shares were renamed as Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the six months ended June 30, 2013 (unaudited).

[5]	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed the total annual operating expenses of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch International Equity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On April 30, 2012, the Fund was reorganized as a new series of the Trust. Prior to April 30, 2012, the Fund was organized as a series of Legg Mason Global Trust, Inc., a Maryland Corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

24	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$76,880,056	$196,578	—	$77,076,634
Other common stocks	187,305,052	—	—	187,305,052
Preferred stocks	2,553,167	—	—	2,553,167
Total long-term investments	$266,738,275	$196,578	—	$266,934,853
Short-term investments†	—	1,770,000	—	1,770,000
Total investments	$266,738,275	$1,966,578	—	$268,704,853

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended June 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2013, securities valued at $196,018,333 were transferred from Level 2 to Level 1 within the fair value hierarchy because fair value procedures were no longer applied.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

26	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment advisory and management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s investment adviser. Effective February 2013, Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

28	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which, effective February 2013, is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 66 2/3% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.35%, 2.10%, 1.35%, 1.60% and 1.10%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $9,313.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at June 30, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R
Expires December 31, 2014	—	—	$2,427	$1,811
Expires December 31, 2015	$3,893	—	11,444	408
Expires December 31, 2016	1,109	$3,980	4,005	219
Total fee waivers/expense reimbursements subject to recapture	$5,002	$3,980	$17,876	$2,438

For the six months ended June 30, 2013, LMPFA recaptured $13 and $138 for Class FI and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2013, LMIS and its affiliates retained sales charges of $393 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2013, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$600

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of June 30, 2013, Legg Mason and its affiliates owned 60% of the Fund.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$82,748,638
Sales	88,481,697

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$41,283,043
Gross unrealized depreciation	(13,030,149)
Net unrealized appreciation	$28,252,894

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At June 30, 2013, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on

30	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(3,677,631)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(259,798)

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy)†	$2,454,082
Forward foreign currency contracts (to sell)†	18,720,191

†	At June 30, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of each class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$6,669	$6,083
Class C	351,629	69,696
Class FI	12,232	13,133
Class R	1,175	656
Class I	—	10,438
Class IS	—	3,708
Total	$371,705	$103,714

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,109
Class C	3,980
Class FI	4,005
Class R	219
Class I	—
Class IS	—
Total	$9,313

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$13,704	$114,313
Class C	174,171	1,064,389
Class FI	21,767	204,142
Class R	1,271	6,060
Class I	49,057	511,861
Class IS	440,050	4,065,839
Total	$700,020	$5,966,604

7. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On April 30, 2012, the Fund was reorganized as a new series of the Trust.

Prior to April 30, 2012, the Fund was a series of a Maryland corporation and had 125,000,000 shares authorized at $0.001 par value for each of the Fund’s Class A, Class C and Class I shares, 100,000,000 shares authorized at $0.001 par value for each of the Fund’s Class FI and Class IS shares, and 500,000,000 shares authorized at $0.001 par value for Class R shares.

32	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	23,310	$297,155	26,333	$300,174
Shares issued on reinvestment	1,025	13,372	9,260	111,507
Shares repurchased	(36,937)	(471,869)	(137,301)	(1,617,202)
Net decrease	(12,602)	$(161,342)	(101,708)	$(1,205,521)

Class C
Shares sold	70,401	$902,058	179,526	$2,064,300
Shares issued on reinvestment	13,150	171,209	86,992	1,047,192
Shares repurchased	(850,911)	(10,845,139)	(2,006,083)	(23,074,512)
Net decrease	(767,360)	$(9,771,872)	(1,739,565)	$(19,963,020)

Class FI
Shares sold	64,918	$849,564	53,152	$632,241
Shares issued on reinvestment	1,535	20,685	15,626	194,426
Shares repurchased	(167,585)	(2,220,433)	(158,755)	(1,886,599)
Net decrease	(101,132)	$(1,350,184)	(89,977)	$(1,059,932)

Class R
Shares sold	14,414	$188,609	10,015	$118,536
Shares issued on reinvestment	94	1,271	487	6,060
Shares repurchased	(3,828)	(49,477)	(9,373)	(112,295)
Net increase	10,680	$140,403	1,129	$12,301

Class I
Shares sold	228,706	$3,060,995	703,215	$8,380,641
Shares issued on reinvestment	1,395	18,823	17,971	222,548
Shares repurchased	(389,559)	(5,142,274)	(3,388,452)	(40,749,495)
Net decrease	(159,458)	$(2,062,456)	(2,667,266)	$(32,146,306)

Class IS
Shares sold	1,306,830	$17,216,446	2,499,000	$29,274,579
Shares issued on reinvestment	32,669	440,050	327,332	4,065,839
Shares repurchased	(725,106)	(9,638,846)	(2,662,925)	(31,694,545)
Net increase	614,393	$8,017,650	163,407	$1,645,873

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participated in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matured on February 28, 2013. Pursuant to the Credit Agreement, each participating fund was liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize

Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

the line of credit during the period ended February 28, 2013. The Fund did not renew the Credit Agreement.

9. Capital loss carryforward

As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$(11,150,952)	*
12/31/2016	(132,426,846)
12/31/2017	(187,642,091)
12/31/2018	(3,118,831)
	$(334,338,720)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

34	Legg Mason Batterymarch International Equity Trust 2013 Semi-Annual Report

Board approval of sub-advisory agreement (unaudited)

At its February 2013 meeting, the Fund’s Board of Trustees (the “Board”) approved for an annual period a sub-advisory agreement (the “Agreement”) pursuant to which Western Asset Management Company (“Western Asset”) provides day-to-day management of the Fund’s cash and short-term investments.

In voting to approve the Agreement, the Board, including the Independent Trustees, assisted by independent legal counsel, considered whether approval of the Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve the Agreement.

The Board noted that under the Agreement, the same portfolio management team that currently provides management of the Fund’s cash and short-term investments as dual employees of Legg Mason Partners Fund Advisor, LLC (the “Manager”) would now provide such services as employees of Western Asset. Further, the Board considered that the structure by which the cash management advisory services were to be provided, where the dual employment arrangement would be terminated and the Agreement entered into, did not require shareholder approval, since Western Asset is a wholly owned subsidiary of Legg Mason, Inc. The Board’s evaluation of the services to be provided by Western Asset took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of Western Asset. The Board also reviewed and considered the contractual management fee in light of the nature, extent and quality of the advisory services provided, noting that the fee payable under the Agreement is the same as the amount currently paid to Western Asset for the services of the dual employees. The Board noted that the Manager, and not the Fund, pays the fee to Western Asset. Based upon these factors, the Board concluded that these organizational changes did not alter the factors previously considered by the Board in connection with its annual contract review process. As a result, the Board took note of the analysis performed as part of its annual contract review of the profitability of the advisory services, the analysis of economies of scale in connection with prior services, and the analysis of other benefits arising from the provision of such services and determined that the Board’s prior determinations and conclusions continued.

After evaluation of all material factors, the Board concluded that the approval of the Agreement is in the best interest of the Fund.

Legg Mason Batterymarch International Equity Trust	35

Legg Mason Batterymarch

International Equity Trust

Trustees

Kenneth D. Fuller* President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy* Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective June 1, 2013, Ms. Murphy became a Trustee and Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Batterymarch International Equity Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Batterymarch International Equity Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch International Equity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012837 8/13 SR13-1996

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Global Asset Management Trust

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date: August 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Global Asset Management Trust

Date: August 23, 2013